EXHIBIT 99.4


The accompanying condensed combined pro forma financial statements illustrate the effect of the stock exchange agreement between Parque La Quinta Estates and WealthCraft Systems Limited and Subsidiary, on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as of June 30, 2006 is based on the historical balance sheets of Parque La Quinta Estates and WealthCraft Systems Limited and Subsidiary, as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2006. The pro forma condensed consolidated balance sheet as of December 31, 2005 and 2004 is based on the historical balance sheets of Parque La Quinta Estates and WealthCraft Systems Limited and Subsidiary, as of those dates. The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2005 and 2004.

The pro forma condensed combined statements of operations for the years ended December 31, 2005 and 2004 is based on the historical statements of operations of Parque La Quinta Estates and WealthCraft Systems Limited, and assumes the acquisition took place on January 1, 2005 and 2004. The pro forma condensed combined statement of operations for the six months ended June 30, 2006 is based on the historical statements of operations of Parque La Quinta Estates and WealthCraft Systems Limited and subsidiary and assumes the acquisition took place on January 1, 2006.

The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro form condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Parque La Quinta Estates and WealthCraft Systems Limited and subsidiary.


Parque La Quinta Estates and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
June 30, 2006




                                          --------------------------------------
                 Assets                    Parque La Quinta  WealthCraft Systems Pro Forma Adjustments    Pro Forma
                                                Estates          Limited and
                                                                 Subsidiary
                                          ------------------ ------------------- ---------------------- ------------------

Current Assets
  Cash and cash equivalents                              $0            $49,667                                     49,667
  Accounts receivable                                     -            267,880                                    267,880
  Deposits                                                -            199,613                                    199,613

                                          ------------------  -----------------                         ------------------

     Total Current Assets                                 -            517,160                                    517,160

Fixed assets, net                                         -             77,977                                     77,977
                                          ------------------  -----------------


Other Assets
  Investment in subisiaries                                                  -   3         30,800,000                   -
                                                                                 4        (30,800,000)

                                          ------------------  -----------------                         ------------------

     Total Current Assets                                 -                  -                                          -
                                          ------------------  -----------------                         ------------------

     Total Assets                                        $0           $595,137                                    595,137
                                          ==================  =================                         ==================


Liabilities and Stockholders' Equity

Current Liabilities
  Accounts payable and accrued expenses                  $0           $329,537                      -             329,537
  Due to related party                                8,865                  -                                      8,865
  Deferred revenue                                        -            208,847                                    208,847
 Current portion, note payable                            -             19,717                                     19,717

                                          ------------------  -----------------                         ------------------

     Total Current Liabilites                         8,865            558,101                                    566,966

Note payable, net of current portion                                    25,870                                     25,870
Loan payable to related party - non current                            382,734                                    382,734
                                          ------------------  -----------------                         ------------------

     Total Liabilities                                8,865            966,705                                    975,570
                                          ------------------  -----------------                         ------------------

Stockholders' Equity
  Common stock                                        2,200                  -   1              5,500               9,625
                                                                                 2             (5,075)
                                                                                 3              7,000
  Registered share capital                                -          4,980,675             (4,980,675)                  -
  Subscription receivable                                 -         (4,717,128)                                (4,717,128)
  Additional paid in capital                         19,800                  -   1             (5,500)          4,962,185
                                                                                 2              5,075
                                                                                 3         30,793,000
                                                                                 4        (25,850,190)
  Other comprehensive income                              -                713                                        713
  Retained earnings (deficits)                      (30,865)          (635,828)  4             30,865            (635,828)
                                                                                                    -
                                          ------------------  -----------------    -------------------  ------------------

     Total Stockholders' Equity                      (8,865)          (371,568)                                  (380,433)
                                          ------------------  -----------------                         ------------------

     Total Liabilities and
           Stockholders' Equity                          $0           $595,137                     $0             595,137
                                          ==================  =================    ===================  ==================



Parque La Quinta Estates and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Period January 1, 2006 through June 30, 2006




                                      Parque La Quinta  WealthCraft System      Pro Forma     Pro Forma
                                           Estates        Limited and          Adjustments
                                                          Subsidiary
                                      ----------------  ------------------     -----------   -----------
Net revenue                                      $0          $388,720                          $388,720
                                      ----------------  ------------------     -----------   -----------

                                                  -           388,720                           388,720
                                      ----------------  ------------------     -----------   -----------
Cost of revenue                                   -            95,425                            95,425
                                      ----------------  ------------------     -----------   -----------

                                                  -            95,425                            95,425
                                      ----------------  ------------------     -----------   -----------
Gross Profit                                      -           293,295                           293,295
                                      ----------------  ------------------     -----------   -----------
General, selling and
  administrative expenses                     2,540           417,587                -          420,127
                                      ----------------  ------------------     -----------   -----------
Operating income ( loss )                    (2,540)         (124,292)               -         (126,832)
                                      ----------------  ------------------     -----------   -----------
Nonoperating income ( expense )

      Interest income                             -               376                               376
      Other income (expense)                      -                 -                                 -
      Interest expense                            -            (1,412)                           (1,412)
                                      ----------------  ------------------     -----------   -----------
Total nonoperating income ( expenses )            -            (1,036)                           (1,036)
                                      ----------------  ------------------     -----------   -----------
Income (loss) before provision for income    (2,540)         (125,328)                         (127,868)
  tax

Provision for income taxes                        -                 -                                 -
                                      ----------------  ------------------     -----------   -----------

Net income ( loss )                         ($2,540)        ($125,328)               -        ($127,868)
                                      ================  ==================     ===========   ===========



Parque La Quinta Estates and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2005




                                          -------------------------------------
                 Assets                    Parque La Quinta  WealthCraft Systems  ProForma Adjustments    Pro Forma
                                               Estates           Limited and
                                                                  Subsidiary
                                          -----------------  ------------------ ---------------------  -----------------

Current Assets
  Cash and cash equivalents                             $0             $6,252                                     6,252
  Accounts receivable                                    -            108,256                                   108,256
  Deposits                                               -            191,496                                   191,496


                                          -----------------   ----------------                         -----------------

     Total Current Assets                                -            306,004                                   306,004

Fixed assets, net                                        -             50,592                                    50,592
                                          -----------------   ----------------                         -----------------


Other Assets
  Investment in subisiaries                                                 -   3         30,800,000                  -
                                                                                4        (30,800,000)

                                          -----------------   ----------------                         -----------------

     Total Current Assets                                -                  -                                         -
                                          -----------------   ----------------                         -----------------

     Total Assets                                       $0           $356,596                                   356,596
                                          =================   ================                         =================


Liabilities and Stockholders' Equity

Current Liabilities
  Accounts payable and accrued expenses                 $0            $90,075                                    90,075
  Due to related party                               6,325                  -                                     6,325
  Deferred revenue                                       -            153,013                                   153,013
  Convertible note payable                               -            220,771                                   220,771
 Current portion, note payable                           -              9,946                                     9,946

                                          -----------------   ----------------                         -----------------

     Total Current Liabilites                        6,325            473,805                                   480,130

Note payable, net of current portion                     -              9,404                                     9,404
Loan payable to related party - non current              -            365,199                                   365,199
                                          -----------------   ----------------                         -----------------

     Total Liabilities                               6,325            848,408                                   854,733
                                          -----------------   ----------------                         -----------------

Stockholders' Equity
  Common stock                                       2,200                  -   1              5,500              9,625
                                                                                2             (5,075)
                                                                                3              7,000
  Registered share capital                               -             19,290   4            (19,290)                 -
  Subscription receivable                                -                  -                                         -
  Additional paid in capital                        19,800                  -   1             (5,500)             3,340
                                                                                2              5,075
                                                                                3         30,793,000
                                                                                4        (30,809,035)
  Other comprehensive income                             -             (1,523)                                   (1,523)
  Retained earnings (deficits)                     (28,325)          (509,579)  4             28,325           (509,579)
                                                                                                   -
                                          -----------------   ----------------    -------------------  -----------------

     Total Stockholders' Equity                     (6,325)          (491,812)                                 (498,137)
                                          -----------------   ----------------                         -----------------

     Total Liabilities and
           Stockholders' Equity                         $0           $356,596                     $0            356,596
                                          =================   ================    ===================  =================



Parque La Quinta Estates and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Period January 1, 2005 through December 31, 2005




                                              Parque La Quinta    WealthCraft Systems  ProeForma Adjustments     Pro Forma
                                                  Estates            Limited and
                                                                      Subsidiary
                                              ----------------    -------------------  ---------------------     ----------

Net revenue                                                $0             $342,336                                $342,336
                                              ----------------    -------------------  ---------------------     ----------


                                                            -              342,336                                 342,336
                                              ----------------    -------------------  ---------------------     ----------

Cost of revenue                                             -              224,237                                 224,237
                                              ----------------    -------------------  ---------------------     ----------


                                                            -              224,237                                 224,237
                                              ----------------    -------------------  ---------------------     ----------

Gross Profit                                                -              118,099                                 118,099
                                              ----------------    -------------------  ---------------------     ----------

General, selling and
  administrative expenses                               3,005              426,577                   -             429,582
                                              ----------------    -------------------  ---------------------     ----------

Operating income ( loss )                              (3,005)            (308,478)                  -            (311,483)
                                              ----------------    -------------------  ---------------------     ----------

Nonoperating income ( expense )

      Interest income                                       -                   74                                      74
      Other income (expense)                                -                  365                                       -
      Interest expense                                      -                    -                                       -
                                              ----------------    -------------------  ---------------------     ----------

Total nonoperating income ( expenses )                      -                  439                                      74
                                              ----------------    -------------------  ---------------------     ----------

Income ( loss ) before provision for income tax        (3,005)            (308,039)                               (311,409)

Provision for income taxes                                  -                    -                                       -

                                              ----------------    -------------------  ---------------------     ----------

Net income ( loss )                                   ($3,005)           ($308,039)                  -           ($311,409)
                                              ================    ===================  =====================     ==========



Parque La Quinta Estates and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2004


                                          --------------------------------------
                 Assets                    Parque La Quinta  WealthCraft Systems  Pro Forma Adjustments     Pro Forma
                                                Estates           Limited and
                                                                  Subsidiary
                                          ------------------- -----------------   --------------------- ------------------

Current Assets
  Cash and cash equivalents                              $0             $2,222                                     $2,222
  Deposits                                                -             39,700                                     39,700

                                          ------------------  -----------------                         ------------------

     Total Current Assets                                 -             41,922                                     41,922

Fixed assets, net                                         -             17,697                                     17,697
                                          ------------------  -----------------                         ------------------


Other Assets
  Investment in subisiaries                                                  -   3         30,800,000                   -
                                                                                 4        (30,800,000)

                                          ------------------  -----------------                         ------------------

     Total Current Assets                                 -                  -                                          -
                                          ------------------  -----------------                         ------------------

     Total Assets                                        $0            $59,619                                    $59,619
                                          ==================  =================                         ==================


Liabilities and Stockholders' Equity

Current Liabilities
  Accounts payable and accrued expenses                  $0            $13,196                                    $13,196
  Due to related party                                3,320                  -                                      3,320

                                          ------------------  -----------------                         ------------------

     Total Current Liabilites                         3,320             13,196                                     16,516

Loan payable to related party - non current               -            228,908                                    228,908
                                          ------------------  -----------------                         ------------------

     Total Liabilities                                3,320            242,104                                    245,424
                                          ------------------  -----------------                         ------------------

Stockholders' Equity
  Common stock                                        2,200                  -   1              5,500               9,625
                                                                                 2             (5,075)
                                                                                 3              7,000
  Registered share capital                                -             19,290   4            (19,290)                  -
  Additional paid in capital                         19,800                  -   1             (5,500)              6,345
                                                                                 2              5,075
                                                                                 3         30,793,000
                                                                                 4        (30,806,030)
  Other comprehensive income                              -               (236)                                      (236)
  Retained earnings (deficits)                      (25,320)          (201,539)  4             25,320            (201,539)
                                                                                                    -
                                          ------------------  -----------------    -------------------  ------------------

     Total Stockholders' Equity                      (3,320)          (182,485)                                  (185,805)
                                          ------------------  -----------------                         ------------------

     Total Liabilities and
           Stockholders' Equity                          $0            $59,619                     $0             $59,619
                                          ==================  =================    ===================  ==================



Parque La Quinta Estates and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Period January 1, 2004 through December 31, 2004



                                      ----------------------------------------
                                      Parque La Quinta    WealthCraft System      Pro Forma   Pro Forma
                                           Estates      Limited and Subsidiary   Adjustments
                                      ----------------  ----------------------   ------------ ----------

Net revenue                                      $0                $0                                $0
                                      ----------------  ----------------------                ----------

                                                  -                 -                                 -
                                      ----------------  ----------------------                ----------
Cost of revenue                                   -                 -                                 -
                                      ----------------  ----------------------                ----------

                                                  -                 -                                 -
                                      ----------------  ----------------------                ----------
Gross Profit                                      -                 -                                 -
                                      ----------------  ----------------------                ----------
General, selling and
  administrative expenses                     2,175           178,058                -          180,233
                                      ----------------  ----------------------   ------------- ----------

Operating income ( loss )                    (2,175)         (178,058)               -         (180,233)
                                      ----------------  ----------------------   ------------- ----------

Nonoperating income ( expense )

      Interest income                             -                 4                                 4
      Other expense                               -                 -                                 -
      Interest expense                            -                 -                                 -
                                      ----------------  ----------------------                ----------

Total nonoperating income ( expenses )            -                 4                                 4
                                      ----------------  ----------------------                ----------

Income (loss) before provision for income
  tax                                        (2,175)         (178,054)                         (180,229)

Provision for income taxes                        -                 -                                 -
                                      ----------------  ----------------------                ----------

Net income ( loss )                         ($2,175)        ($178,054)               -        ($180,229)
                                      ================  ======================   ============ ==========


NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1. BASIS FOR PRO FORMA PRESENTATION

The unaudited pro forma combined condensed financial statements of Parque La Quinta Estates and WealthCraft Systems Limited and Subsidiary have been prepared on the basis of assumptions relating to the stock exchange agreement between Parque La Quinta Estates and WealthCraft Systems Limited and Subsidiary and management's best estimates.

2. PRO FORMA ADJUSTMENTS

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal periods presented. The adjustments are as follows:

(1) To record stock dividends

(2) To record the cancellation of stock

(3) To record investment in subsidiary

(4) To eliminate the equity of Parque La Quinta Estates and investment in subsidiary.